Exhibit A-7


                       MOBILE SHARED AND COMMON SERVICES
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
------------------------ ----------------------- ----------- ------------ ---------------------- ----------------------------------
                            Relevant Contract                   2000 Cost    Basis for Cost
          Service                Language          Provider      (000's)         Sharing                      Comments
------------------------ ----------------------- ----------- ------------ ---------------------- ----------------------------------
------------------------ ----------------------- ----------- ------------ ---------------------- ----------------------------------
                         Master Operating        MESC                     Equal shares to 3
Energy Billing System    Agreement - Exhibit Z               $ 86         Businesses
------------------------ ----------------------- ----------- ------------ ---------------------- ----------------------------------

                         Water Procurement and                            Prorated on prior
                         Effluent Service                                 year process water
Effluent Treatment       Agreement               KCTC        $ 6,408      usage                  MESC Portion = 1.28%
------------------------ ----------------------- ----------- ------------ ---------------------- ----------------------------------

                         Water Procurement and
                         Effluent Service                                 Prorated on prior
Process Water            Agreement               KCTC        $ 4,608      year water usage       No cost to MESC
------------------------ ----------------------- ----------- ------------ ---------------------- ----------------------------------

                         Boiler Ash Disposal
                         Agreement and Master                             Steam and Power
                         Operating Agreement -                            Processing charges
Ash Disposal             Exhibit C               Pulp Mill   $ 695        paid by 2 mills
------------------------ ----------------------- ----------- ------------ ---------------------- ----------------------------------

                         Common Services                                  Share of active rail
Rail Switching           Agreement               KCTC        $ 641        sidings
------------------------ ----------------------- ----------- ------------ ---------------------- ----------------------------------

                         Common Services                                  Prorated on air use
Compressed Air (Capital) Agreement               KCTC        $ 454        previous year          MESC has no cost
------------------------ ----------------------- ----------- ------------ ---------------------- ----------------------------------

                         Water Procurement and
                         Effluent Service                                 Prorated on
Potable Water / Sewer    Agreement               KCTC        $ 288        headcount as of Jan 1
------------------------ ----------------------- ----------- ------------ ---------------------- ----------------------------------

                         Common Services                                  Equal shares for 3
Common Roads             Agreement               KCTC        $ 300        businesses
------------------------ ----------------------- ----------- ------------ ---------------------- ----------------------------------

                         Water Procurement and
                         Effluent Service
Fire Protection Water    Agreement               KCTC        $ 22         Equal Shares
------------------------ ----------------------- ----------- ------------ ---------------------- ----------------------------------

                         Common Services                                  Prorated on assigned
Parking Lot D            Agreement               Pulp Mill   $ 36         spaces                 MESC does not use
------------------------ ----------------------- ----------- ------------ ---------------------- ----------------------------------

                         Master Operating
                         Agreement - Exhibits EE                          Equal shares to 3
Fuels Testing            & FF                    Pulp Mill   TBD          businesses
------------------------ ----------------------- ----------- ------------ ---------------------- ----------------------------------

                         Common Services                                  Prorated on
Security                 Agreement               Tissue Mill $ 1,484      headcount as of Jan 1
------------------------ ----------------------- ----------- ------------ ---------------------- ----------------------------------

                         Master Operating                                 Shared by all site
Supplemental Electricity Agreement - Exhibit C   Tissue Mill $ 1,746      users on kWh consumed
------------------------ ----------------------- ----------- ------------ ---------------------- ----------------------------------
------------------------ ----------------------- ----------- ------------ ---------------------- ----------------------------------

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




----------------------- ----------------------- ----------- --------- ---------------------- --------------------------------------
                            Relevant Contract               2000 Cost    Basis for Cost
          Service                Language        Provider   (000's)         Sharing                      Comments
----------------------- ----------------------- ----------- --------- ---------------------- --------------------------------------
----------------------- ----------------------- ----------- --------- ---------------------- --------------------------------------

                        Common Services
Maintenance Training    Agreement               Tissue Mill           Share of participants  No longer available
----------------------- ----------------------- ----------- --------- ---------------------- --------------------------------------

                        Common Services                               Prorated on
Medical                 Agreement               Tissue Mill $ 481     headcount as of Jan 1
----------------------- ----------------------- ----------- --------- ---------------------- --------------------------------------

APC Transformer Lease & Master Operating                              Prior month
Maintenance             Agreement               Tissue Mill $ 363     electricity use
----------------------- ----------------------- ----------- --------- ---------------------- --------------------------------------

                        Common Services                               Equal shares to 3
Radio / Pager System    Agreement               Tissue Mill $ 109     businesses
----------------------- ----------------------- ----------- --------- ---------------------- --------------------------------------

                        Common Services                               Prorated on
Engineering Files       Agreement               Tissue Mill $ 30      headcount as of Jan 1
----------------------- ----------------------- ----------- --------- ---------------------- --------------------------------------

                        Common Services                               Prorated on assigned
Parking Lot C           Agreement               Tissue Mill $ 60      spaces                 MESC pays 8.2%
----------------------- ----------------------- ----------- --------- ---------------------- --------------------------------------

                        Common Services
Receptionist            Agreement               Tissue Mill $ 44      Headcount as of Jan 1
----------------------- ----------------------- ----------- --------- ---------------------- --------------------------------------

                        Common Services
Postal Services         Agreement               Tissue Mill $ 42      Metered Postage
----------------------- ----------------------- ----------- --------- ---------------------- --------------------------------------

                        Common Services                               Cost not current
Date Network            Agreement               Tissue Mill TBD       shared
----------------------- ----------------------- ----------- --------- ---------------------- --------------------------------------


Truck Scales            Biomass Lease Agreement Tissue Mill TBD       Per cent Use
----------------------- ----------------------- ----------- --------- ---------------------- --------------------------------------
                        Common Services         Tissue Mill TBD       Cost not currently     Pulpco receives service and shares
Cafeteria Services      Agreement                                     shared                 cost if charged in future
----------------------- ----------------------- ----------- --------- ---------------------- --------------------------------------

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